Exhibit 10.3 - Burr-Brown Corporation Employee Retirement Plan

                    Second Amendment to the
        Burr-Brown Corporation Employee Retirement Plan

     THIS AMENDMENT is made and entered into by BURR-BROWN
CORPORATION, a Delaware Corporation ("Burr-Brown").

                           RECITALS:

     WHEREAS, Burr-Brown desires to amend the Burr-Brown Corporation Employee Retirement Plan (the "Plan"), to make changes that include changing the Plan to a cash balance plan, and
     WHEREAS, pursuant to Plan Section 11.1, the Board of Directors of Burr-Brown has the right to amend the Plan.

                          WITNESSETH:

     NOW, THEREFORE, it is hereby agreed that the Plan shall be amended by this Amendment, each provision of which, unless otherwise indicated, shall be effective as of January 1, 1998. Unless otherwise defined in this Amendment, all terms used in this Amendment shall have the same meaning as in the Plan. All provisions of the Plan shall be deemed to be unchanged except as specifically hereby amended. The Amendment is as follows:

I. Section 2.1(a), Definition of Accrued Benefit, Page 1, is replaced in its entirety with the following new Section 2.1(a) to read as follows:

     (a)  "Accrued Benefit"

          (1)  The monthly benefit payable in the basic form provided in
            Section 6.2 commencing on a Participant's Normal Retirement Date that the Participant has earned as of any given date, determined in accordance with Section 5.8. In no event shall the monthly Accrued Benefit of any Participant with at least twenty (20) years of Credited Service as of December 31, 1988 (the last day of the 1988 Plan Year) be less than the amount of his monthly retirement accrued under the Plan as of such date.

(2) For purposes of determining benefits payable on or after January 1, 1998, - the monthly benefit payable in the basic form provided in Section 6.2 commencing on a Participant's Normal Retirement Date that the Participant has earned as of any given date, determined in accordance with Section 5.8. In no event shall the monthly Accrued Benefit of any Participant be less than the amount of his monthly retirement Accrued Benefit under the Plan as of December 31, 1997 determined pursuant to the terms of the Plan as of December 31, 1997.
II. Section 2.1(c), Definition of Actuarially Equivalent, Page 2, is replaced in its entirety with the following new Section 2.1(c) to read as follows:

     (c) "Actuarially Equivalent" - Of equal current value when computed on the basis of actuarial procedures, assumptions, factors and tables. Actuarially Equivalent factors are the appropriate numerical ratios (determined on the basis of actuarial assumptions which may differ from those used in establishing Plan costs and liabilities) which enable a benefit that is Actuarially Equivalent to another benefit to be calculated. Except to the extent otherwise required for lump sum distributions under Sections 5.4, 5.5, 5.10, 5.11, in computing Actuarially Equivalent benefits, the Actuary shall use the following assumptions:

    (1)  Pre-retirement interest assumption-six percent (6%);

    (2)  Post-retirement interest assumption-six percent (6%);

    (3) Mortality table-UP-1984, a unisex mortality table developed by the Wyatt Company

    For purposes of computing the Actuarial Equivalent for distributions beginning on or after January 1, 1998:

    Except to the extent otherwise required for lump sum distributions under Sections 5.4, 5.5, 5.10, 5.11, or 6.4(c) and in calculating Minimum Benefits under Sections 5.2(b) and 5.8(b), in computing Actuarially Equivalent benefits, the Actuary shall use the following assumptions:

    (1)  Pre-retirement interest assumption-six percent (6%);

    (2)  Post-retirement interest assumption-six percent (6%);

    (3) Mortality table-UP-1984, a unisex mortality table developed by the Wyatt Company

    For purposes of computing Actuarially Equivalent benefits for lump sum distributions under Sections 5.4, 5.5, 5.10, 5.11, or 6.4(c) and in calculating Minimum Benefits under Sections
5.2(b) and 5.8(b), the Actuary shall use the following assumptions:

    (1)  Interest Rate: the annual yield for Thirty (30)-Year
         Treasury Constant Maturities, as reported in Federal Reserve Statistical Release G.13 and H.15, for the calendar month preceding the first day of the Plan Year in which the Present Value is to be determined or in which the lump sum distribution is to be made.

    (2) Mortality Table: the table prescribed by the Secretary of the Treasury that is based on the prevailing commissioner's standard table used to determine reserves for group annuity contracts issued on the date as of which the Present Value is being determined.

III. Section 2.1(s), Definition of Earnings, Page 6, is replaced in its entirety with the following new Section 2.1(s) to read as follows:

     (s) "Earnings" -The total amount received by the Participant from the Employer as regular salary or wages which is subject to tax under Code Section 3402(a) during the Plan Year, including Employer-paid short term disability pay, plus any elective contributions made on the Employee's behalf pursuant to salary deferral or reduction arrangements in effect under Code Section 125, 401(k), 408(k) and 403(b) with the Employer or any Affiliate. However, the following items shall be excluded from Earnings: overtime pay; discretionary or formula bonuses; contributions to or benefits from any employee welfare or pension benefit plan (as those terms are defined in the Act) except for the elective contributions specified above; workman's compensation benefits; imputed compensation such as PS58 or Table I costs of life insurance; any deferred compensation payments; and any other form of irregular payments. Notwithstanding the foregoing, the "Earnings" of a Participant receiving commission income from the Employer shall not exceed the maximum base salary payable to such Participant for the applicable Plan Year. Notwithstanding the foregoing, the "overtime pay" of a Participant whose regularly scheduled work week alternates between 48 hours one week and 36 hours the next week, shall be all Compensation received for hours worked in excess of the regularly scheduled 48 hours, plus Compensation received in excess of the base rate of pay for hours worked in excess of 40 hours but not more than 48 hours for the week where 48 hours is the regularly scheduled hours, and all Compensation received for hours worked in excess of the regularly scheduled 36 hours for the week where 36 hours is the regularly scheduled hours. Notwithstanding the foregoing, in the event that the Plan is a Top Heavy Plan during a Plan Year, "Earnings" in excess of Two Hundred Thousand Dollars ($200,000.00) during such Plan year shall be disregarded for all relevant purposes. Such Two Hundred Thousand Dollar ($200,000.00) limitation shall be adjusted for each Plan Year commencing on or after January 1, 1988 to take into account any cost-of-living increase adjustment for that Plan Year allowable pursuant to the applicable Treasury regulations or rulings under Code Section 416(d)(2) and Code Section 415(d). Notwithstanding the foregoing, the Accrued Benefit earned by any Employee (including the family unit of a Highly Compensated Employee, as described below) for any Plan Year within the period commencing January 1, 1989 and ending December 31, 1993 shall not be based on Earnings in excess of Two Hundred Thousand Dollars ($200,000.00). This latter Two Hundred Thousand Dollar ($200,000.00) limitation shall be adjusted for each Plan Year commencing after December 31, 1988 to take into account any cost-of-living increase adjustment for that Plan Year allowable pursuant to the applicable Treasury regulations or rulings under Code Section 401(a)(17)(B).

     Notwithstanding the foregoing, the Accrued Benefit earned by any Employee (including the family unit of a Highly Compensated employee, as described below) for each Plan Year commencing on or after January 1, 1994 shall not be based on Earnings in excess of One Hundred Fifty Thousand Dollars ($150,000.00). If, for any calendar year after 1994, the excess (if any) of:

     (i) the One Hundred Fifty Thousand Dollars ($150,000.00) limitation increased by the cost-of-living adjustment for that calendar year, over

     (ii) the dollar limitation in effect for the Plan Year beginning in the calendar year is equal to or greater than $10,000,

     then the One Hundred Fifty Thousand Dollar ($150,000.00) limit (as previously adjusted under this sentence) for any Plan Year beginning in any subsequent calendar year shall be increased by the amount of such excess, rounded to the next lowest multiple of $10,000. The One Hundred Fifty Thousand Dollar ($150,000.00) limitation shall be adjusted for increases in the cost-of-living in accordance with Code Section 401(a)(17)(B) and the Treasury regulations thereunder; provided, however, the base period for purposes of Code Section 401(a)(17)(B) shall be the calendar quarter beginning October 1, 1993.

     For purposes of applying the $200,000 or the $150,000 limit to Earnings of the family unit of each Highly Compensated Employee, the family unit will be treated as a single employee with one Earnings and the $200,000 limit or the $150,000 limit, as applicable, will be allocated among the members of the family unit in proportion to each member's Earnings (except for the purposes of determining Earnings below the Plan's integration level). For this purpose, a family unit is the Highly Compensated Employee such employee's spouse, and such employee's lineal descendants who have not attained age 19 before the close of the Plan Year.

IV. Section 4.3, Disability, Page 21, is replaced in its entirety with the following new Section 4.3 to read as follows:

     4.3 DISABILITY. Should a Participant become Disabled prior to retirement or any other separation from employment with the Employer (prior to January 1, 1998, Participants were required to have at least five (5) years of Continuous Service as of the last day of his period of active employment with the Employer), then that Participant shall be entitled to a Disability benefit as provided in Section 5.3 of the Plan. A Participant's Disability retirement benefit payments shall commence as of the first day of the calendar month following the Participant's separation from employment due to Disability. Disability retirement benefit payments shall not be payable for any earlier month. In no event shall a Participant be entitled to receive simultaneously both a Disability retirement benefit and a normal, early or termination retirement benefit.

V. Section 4.4, Death Benefits, Page 21-22, is replaced in its entirety with the following new Section 4.4 to read as follows:

     4.4 DEATH. Should a Participant die prior to retirement, Disability or any other separation from employment (prior to January 1, 1998, benefits under this Section 4.4 required at least five (5) years of Continuous Service), then the beneficiary of that Participant shall be entitled to the benefits (if any) provided under Section 5.4 and Section 5.5 of the Plan. Any death benefits payable to an unmarried Participant in accordance with Section 5.4 shall commence as soon as possible following that Participant's death and shall be paid in the form set forth in Section 5.4 of the Plan. Death benefits payable with respect to a married Participant shall be payable in accordance with the surviving spouse annuity provisions set forth in Section 5.5 of the Plan. A special death benefit shall be payable in accordance with Section 5.6 upon the death of a retired participant.

     Each Participant shall have the right to designate, on a form supplied by and delivered to the Plan Administrator, a beneficiary or beneficiaries to receive benefits pursuant to this Section 4.4 in the event of his death. Each Participant may change his beneficiary designation from time to time. Upon receipt of such designation by the Plan Administrator, such designation or change of designation shall become effective as of the date of the designation. However, a beneficiary designation filed by a married Participant designating a beneficiary other than his Spouse shall not be effective, unless the Spouse consents to such designation in accordance with the spousal consent requirements of Section 6.6. There shall be no liability on the part of the Employer, the Plan Administrator or the Trustee with respect to any payment authorized by the Plan Administrator in accordance with the most recent valid beneficiary designation of the Participant in its possession before receipt of a more recent valid beneficiary designation. If no designated beneficiary is living when benefits become payable, or if there is no validly designated beneficiary, then the beneficiary shall be the Participant's Spouse. If there is no such validly designated beneficiary or surviving Spouse, then the beneficiary shall be the estate of the Participant.

VI. Section 5.1, Normal Retirement Benefit, Pages 22-23, is replaced in its entirety with the following new Section 5.1 to read as follows:

     5.1 NORMAL RETIREMENT BENEFIT. The normal retirement benefit to which a Participant is entitled pursuant to Section
4.1 shall be determined as of his retirement date.

     For those Participants who were employed on December 31, 1997, the Participant's normal retirement benefit shall be a monthly benefit for the life of the Participant equal to the greater of the Section 5.1(a) Grandfathered Normal Retirement Benefit and the Section 5.1(b) Minimum Normal Retirement Benefit.

     For those Participants who are first employed on or after January 1, 1998, the Participant's normal retirement benefit shall be a monthly benefit for the life of the Participant equal to the Section 5.1(b) Minimum Normal Retirement Benefit.

     For those Participants who were not employed on December 31, 1997, who were first employed prior to January 1, 1998 and who are rehired on or after January 1, 1998, the Participant's normal retirement benefit shall be a monthly benefit for the life of the Participant equal to the sum of the Section 5.8 Accrued Benefit as of December 31, 1997 pursuant to the terms of the Plan before its amendment by this document plus the
Section 5.1(b) Minimum Normal Retirement Benefit.

     (a) GRANDFATHERED NORMAL RETIREMENT BENEFIT. The Grandfathered Normal Retirement Benefit shall be a monthly benefit for the life of the Participant equal to the sum of the following:
          (1) One-half percent (.5%) of the Participant's Average Monthly Earnings multiplied by the years of Credited Service then credited to the Participant; plus

          (2)  One-half percent (.5%) of his Average Monthly
            Earnings in excess of Covered Compensation multiplied by the years of Credited Service then credited to the Participant.

     The maximum number of years of Credited Service that may be credited for purposes of calculating a Participant's Grandfathered Normal Retirement Benefit is twenty (20). A Participant who remains employed after attaining Normal Retirement Age shall continue to accrue Grandfathered Normal Retirement Benefits pursuant to this Section 5.1(a), up to the twenty (20)-year maximum, and his normal retirement benefit, payable in the basic form under Section 6.2, shall not be less than the largest normal retirement benefit that would have been provided him under this Section 5.1(a) had he retired on any earlier date.

     (b)  MINIMUM NORMAL RETIREMENT BENEFIT. The Minimum
Normal Retirement Benefit is the monthly amount of retirement income for a Participant equal to the Section 5.8(b) Minimum
Accrued Benefit as of the Normal Retirement Date.

     (c) OTHER NORMAL RETIREMENT PROVISIONS. If this Plan is a Top Heavy Plan for any Plan Year, a Participant's normal retirement benefit shall be the greater of the amount determined pursuant to the foregoing provisions of this Section
5.1 or the amount determined pursuant to Section 5.9 for such Plan Year.

VII. Section 5.2, Early Retirement Benefit, Page 23, is replaced in its entirety with the following new Section 5.2 to read as follows:

     5.2 EARLY RETIREMENT BENEFIT. The early retirement benefit to which a Participant is entitled pursuant to Section
4.2 shall be determined as of his retirement date.

     For those Participants who were employed on December 31, 1997, the Participant's early retirement benefit shall be a monthly benefit for the life of the Participant equal to the greater of the Section 5.2(a) Grandfathered Early Retirement Benefit and the Section 5.2(b) Minimum Early Retirement Benefit.

     For those Participants who are first employed on or after January 1, 1998, the Participant's early retirement benefit shall be a monthly benefit for the life of the Participant equal to the Section 5.2(b) Minimum Early Retirement Benefit.

     For those Participants who were not employed on December 31, 1997, who were first employed prior to January 1, 1998 and who are rehired on or after January 1, 1998, the Participant's early retirement benefit shall be a monthly benefit for the life of the Participant equal to the sum of the Section 5.8 Accrued Benefit as of December 31, 1997 pursuant to the terms of the Plan before its amendment by this document reduced, if the payments begin prior to the Participant's Normal Retirement Date, by .00555 for each month by which the early retirement benefit commencement date precedes the Participant's Normal Retirement Benefit plus the Section 5.2(b) Minimum Early Retirement Benefit.

     (a) GRANDFATHERED EARLY RETIREMENT BENEFIT. The Grandfathered Early Retirement Benefit to which a Participant is entitled pursuant to Section 4.2 shall be a monthly benefit for life in an amount equal to the Participant's benefit determined under Section 5.1(a), reduced, if the payments begin prior to the Participant's Normal Retirement Date, by .00555 for each month by which the Grandfathered Early Retirement Benefit commencement date precedes the Participant's Normal Retirement Date.

     (b) MINIMUM EARLY RETIREMENT BENEFIT. The Minimum Early Retirement Benefit to which a Participant is entitled pursuant to Section 4.2 shall be a monthly benefit for the life of the Participant beginning on the first day of the calendar month on or following the Participant's Early Retirement Age which is Actuarially Equivalent to such Participant's Account Balance.

VIII. Section 5.3, Disability Benefit, Page 23, is replaced in its entirety with the following new Section 5.3 to read as follows:

     5.3  DISABILITY BENEFIT. The Disability Benefit to which a
Participant is entitled pursuant to Section 4.3 shall be determined as of his date of disability.

     For those Participants who were employed on December 31, 1997, the Participant's Disability Retirement Benefit shall be the greater of the Section 5.3(a) Grandfathered Disability Benefit and the Section 5.3(b) Minimum Disability Benefit.

     For those Participants who were first employed on or after January 1, 1998, the Participant's Disability retirement benefit shall be the Section 5.3(b) Minimum Disability Benefit.

     For those Participants who were not employed on December 31, 1997, who were first employed prior to January 1, 1998 and who are rehired on or after January 1, 1998, the Participant's Disability retirement benefit shall be the Section 5.3(b) Minimum Disability Benefit.

     (a) GRANDFATHERED DISABILITY BENEFIT. The Grandfathered Disability benefit to which a Participant shall be entitled pursuant to Section 4.3 shall be a monthly payment for life in an amount equal to the Participant's benefit determined under
Section 5.1(a) on the basis of his Credited Service prior to Disability. The Grandfathered Disability retirement benefit payments shall commence in accordance with the provisions of
Section 4.3, and there shall be no reduction for the commencement of benefits prior to the Participant's Normal Retirement Date. A Participant who has not completed at least five (5) years of Continuous Service as of the last day of his period of active employment with the Employer shall not be entitled to any benefit under this Section 5.3(a) if his employment is subsequently terminated due to Disability.

     (b) MINIMUM DISABILITY BENEFIT. The Minimum Disability Benefit to which a Participant is entitled pursuant to Section
4.2 shall be a monthly benefit for the life of the Participant beginning on the first day of the calendar month following the Participant's separation from employment due to Disability which is Actuarially Equivalent to such Participant's Account Balance.

IX. Section 5.4, Death Benefit, Page 23, is replaced in its entirety with the following new Section 5.4 to read as follows:

     5.4 DEATH BENEFIT. Should a married Participant die prior to his Annuity Starting Date, then his Spouse (as determined as of the date of such Participant's death) shall receive the greater of the Surviving Spouse Annuity pursuant to Section 5.5 or the Minimum Preretirement Death Benefit. If the married Participant had not attained age sixty (60) at the time of his death, then his Spouse may elect within twelve (12) months of the Participant's death to receive a lump sum distribution which is Actuarially Equivalent to this Section 5.4 Death Benefit.

     The "Minimum Preretirement Death Benefit" shall be the monthly amount of death benefit income determined for a Participant's Spouse as of a specified date which shall be Actuarially Equivalent to such Participant's Account Balance (and normally payable to the Participant's Spouse as a monthly benefit for the life of the Spouse beginning on the benefit commencement date elected by the Spouse but not earlier than the first day of the month in which the Participant would have attained age sixty (60) had he survived).

     Should an unmarried Participant die prior to his Annuity Starting Date but while still employed by Employer, a lump sum death benefit shall be payable to his designated beneficiary or beneficiaries equal in the aggregate to the lump sum which is Actuarially Equivalent to the Section 5.4 Death Benefit which would have been payable had such Participant had a Spouse of the same age.

     The above provisions notwithstanding, a surviving Spouse shall be allowed to elect to receive this Section 5.4 Death
Benefit under the optional method of distribution specified in
Section 6.4(c).

X. Section 5.8, Accrued Benefit, Pages 25-26, is replaced in its entirety with the following new Section 5.8 to read as follows:

     5.8 ACCRUED BENEFIT. For those Participants who were employed on December 31, 1997, the Participant's Accrued Benefit determined on or after December 31, 1997 shall be the greater of the Grandfathered Accrued Benefit under Section 5.8(a) or the Participant's Minimum Accrued Benefit under
Section 5.8(b). For those Participants who are first employed on or after January 1, 1998, the Accrued Benefit determined on a specified date shall be the Minimum Accrued Benefit under
Section 5.8(b)

     For those Participants who were not employed on December 31, 1997, who were first employed prior to January 1, 1998 and who are rehired on or after January 1, 1998, the Accrued Benefit determined on a specified date shall be the sum of the
Section 5.8 Accrued Benefit as of December 31, 1997 pursuant to the terms of the Plan before its amendment by this document plus the Minimum Accrued Benefit under Section 5.8(b).

     (a)  GRANDFATHERED ACCRUED BENEFIT. A Participant's
       Grandfathered Accrued Benefit shall be determined in accordance with this Section 5.8(a).
         (1) GENERAL RULE. A Participant's Grandfathered
             Accrued Benefit as of any given date shall equal the Participant's estimated benefit at Normal
             Retirement Age under Section 5.1(a) multiplied by a fraction, not exceeding one (1), the numerator of which is the actual completed full years and months (expressed as fractions of a year) of the Participant's Credited Service as of the determination date and the denominator of which is the total number of completed full years and months (expressed as fractions of a year) of Credited Service that would have been credited to such Participant had he separated from employment on his Normal Retirement Date.
         (2) ESTIMATING NORMAL RETIREMENT BENEFITS. The
             Plan Administrator will estimate the normal retirement benefits (determined in accordance with Section 5.1(a) to which each Participant will be entitled on his Normal Retirement Date. In making its estimate, the Plan Administrator shall assume that the Participant will continue his service with Employer to his Normal Retirement Date and that his Average Monthly Earnings on his Normal
             Retirement Date will be equal to his Average
             Monthly Earnings calculated as of the day on which the Participant's Accrued Benefit is being determined.
     (b) MINIMUM ACCRUED BENEFIT. The Minimum Accrued Benefit is the monthly amount of retirement income for a Participant as of a specified date which shall be Actuarially Equivalent to such Participant's Account Balance (and normally payable monthly to the Participant in the form of an annuity for the life of the Participant beginning on the first day of the calendar month following the Participant's Normal Retirement
Age).

     (c) TOP HEAVY MINIMUMS. If this Plan is at any time a Top Heavy Plan, a Participant's Accrued Benefit shall be the greater of the amount determined pursuant to the foregoing provisions of this Section 5.8 or the amount determined pursuant to Section 5.9.

     (d) RECALCULATION OF ACCRUED BENEFIT OF PARTICIPANTS IN PAY STATUS. The Accrued Benefit of a Participant who earns additional years of Credited Service after receiving any distribution from the Plan shall be equal to the excess of (1) over (2):
         (1) The Participant's Accrued Benefit determined under the applicable section of ARTICLE V on his Calculation Date (as defined herein) based on all years of Credited Service earned during the period of the Participant's employment; and
         (2) The monthly amount which is Actuarially
             Equivalent to the aggregate benefits distributed to the Participants from the Plan prior to the Calculation Date which were paid as monthly amounts (a) for any month prior to the Participant's Normal Retirement Date and (b) for any month in which the Participant was an active Employee after his Normal Retirement Date.

     Notwithstanding the foregoing, such recomputed monthly benefit shall not be less than the monthly benefit received by the Participant prior to his Calculation Date converted to a monthly annuity for the life of the Participant payable as of the Calculation Date. The first recomputed payment shall include any retroactive payments due for any month within the suspension period under Section 6.8 in which the Participant was not an active Employee. Also the first recomputed payment shall be reduced to the extent permitted under Department of Labor Regulations Section 2530.203 by any payment made to the Participant under which he was not entitled to receive pursuant to the suspension of provisions in effect under Section 6.8. The recomputation under this Section 5.8 shall be made as of each Calculation Date, and such purpose the "Calculation Date" for a Participant who earns Credited Service after receiving one or more benefit payments under ARTICLE V of the Plan will be each January 1 and the date he subsequently terminates employment with the Employer.

     (e) "Account Balance" - single lump sum dollar amount determined and predetermined for each Employee (without regard to any actual contributions to the Trust Fund or the income, expenses, gains and losses of the Trust Fund or any forfeitures under the Plan) from time to time as follows:

        (1) "Initial Account Balance" - As of January 1, 1998, the initial Account Balance for each Employee equals zero.
        (2) "Additional Accruals" - Quarterly, at the end of each calendar quarter, that is on March 31, June 30, September 30, and December 31 of each Plan Year and such other date or dates as designated by the Employer, beginning March 31, 1998, there shall be credited to each Employee's Account Balance an amount equal to two percent (2%) multiplied by such Employee's actual Earnings for such calendar quarter. If an Employee shall have a Termination Date prior to the end of such calendar quarter, then such Employee shall not receive an Additional Accrual for the calendar quarter in which his or her Termination occurs.
        (3) "Interest Credit" -- Quarterly, at the end of each calendar quarter, that is on March 31, June 30, September 30, and December 31 of each Plan Year and such other date or dates as designated by the Employer, beginning March 31, 1998, there shall be credited to the Account Balance on behalf of each Employee an amount equal to one-fourth (1/4) of the Investment Percentage Rate appropriate for the Plan Year multiplied by the Account Balance determined as of the first day of such calendar quarter.

            Interest credits will continue to be credited for each calendar quarter up until the first day of the quarter in which payments are first made to the Employee or forfeitures are taken under the Plan.

            In addition, a final "Interest Credit" will be determined for the calendar quarter in which payments are first made to the Employee. Such Credit shall be an amount equal to one-twelfth (1/12) of the Investment Percentage Rate appropriate for the Plan Year multiplied by the number of completed months (if any) from the first day of such calendar quarter to the date payments are first made to the Employee, multiplied by the Account Balance determined as of the first day of such calendar quarter.

    Although each Employee shall have an Account Balance, there shall be no "individual accounts" as defined in ERISA section 3(34).

        (4) "Investment Percentage Rate"-an amount determined annually which is equal:

           (i) for the 1998 Plan Year, the greater of 6.4617% or the annual yield for Thirty (30)-Year Treasury constant Maturities, as reported in Federal Reserve Statistical Release G.13 and H.15, for the calendar month preceding the first day of the Plan Year.

            (ii) for Plan Years beginning on or after January 1, 1999, the annual yield for Thirty (30)-Year Treasury constant Maturities, as reported in Federal Reserve Statistical Release G.13 and H.15, for the calendar month preceding the first day of the Plan Year.

    XI.  Section 5.10, Cash Outs and Repayment of Distributions,
Page 27, is replaced in its entirety with the following new
Section 5.10 to read as follows:

    5.10 CASH OUTS AND REPAYMENT OF DISTRIBUTIONS. If the termination benefit payable to a Participant pursuant to
Section 5.7 is Actuarially Equivalent to a lump sum distribution of Five Thousand Dollars ($5,000) or less, the Plan Administrator shall direct the Trustee to pay the termination benefit in the form of a lump sum distribution not later than sixty (60) days after the close of the Plan Year following the Plan Year in which the Participant's employment terminates, subject, however, to any earlier payment date required pursuant to the provisions of Section 6.1. No distribution may be made pursuant to the preceding sentence after the Annuity Starting Date unless the Participant and the Participant's spouse, if any, (or where the Participant has died, his spouse alone) consent in writing to such distribution. A Participant who receives a lump sum distribution of his Accrued Benefit shall be given the opportunity to repay the full amount of that distribution, plus interest at a rate determined under Code Section 411(c)(2)(C), should he return to employment with the Employer or any Affiliate. The repayment may be made at any time prior to the earlier of (a) the end of the five (5)-year period measured from the first date on which the Participant is subsequently reemployed by Employer or (b) the incurrence of a Break in Continuous Service of sixty (60) months measured from the date of the prior distribution. If a Participant does not exercise his right to repay the prior distribution (with interest as provided above) in such a timely manner, the years and months of Credited Service performed by the Participant prior to the distribution shall be disregarded in calculating his normal retirement benefit and his Accrued Benefit.

    XII. Section 5.11, Other Small Benefits, Page 28, is replaced in its entirety with the following new Section 5.11 to read as follows:

    5.11 OTHER SMALL BENEFITS. In the event that the Actuarially Equivalent present value of the Qualified Joint and 50% Survivor Annuity, Life Only Annuity, or Qualified Pre-retirement Survivor Annuity payable with respect to a Participant is less than Five Thousand Dollars ($5,000), the Plan Administrator shall direct that such Actuarially Equivalent present value be distributed to the Participant (or to the Participant's Beneficiary if the Participant has died) in a lump sum as soon as administratively feasible following the Participant's retirement, death, Disability, or Termination Date. Notwithstanding the preceding, a lump sum payment shall not be made under this Section 5.11 after the Annuity Starting Date without the written consent of the Participant and his or her Spouse (or, if the Participant has died, his or her Surviving Spouse's written consent) to such distribution.

    XIII. Section 6.4, Optional Methods of Distribution, Pages 36-37, the following new paragraph (c) is added to the end of
Section 6.4 to read as follows:

    (c) A Participant may elect to receive a lump sum distribution (payable as soon as administratively feasible) following the Participant's retirement, Disability, or Termination Date of the portion of the Actuarially Equivalent present value of the Participant's Normal Retirement Benefit, Early Retirement
Benefit, Disability Benefit, or Accrued Benefit that equals his or her Account Balance.

     If a Participant elects to receive a lump sum distribution under this Section 6.4(c), and the excess of the Actuarially Equivalent present value of the Participant's Normal Retirement Benefit, Early Retirement Benefit, Disability Benefit, or Accrued Benefit over his or her Account Balance does not exceed Five Thousand Dollars ($5,000), such excess shall, at the election of the Participant, be distributed to the Participant at the same time as his or her Account Balance is distributed pursuant to this Section 6.4(c).

     If a Participant elects to receive a lump sum distribution and the excess of the Actuarially Equivalent present value of the Participant's Normal Retirement Benefit, Early Retirement Benefit, Disability Benefit, or Accrued Benefit over his or her Account Balance equals or exceeds Five Thousand Dollars ($5,000), such excess shall be distributed (at the time allowed by Section 6.1 in the form of a Qualified Joint and 50% Survivor Annuity or Life Only Annuity whichever is applicable pursuant to ARTICLE VI.

     IN WITNESS WHEREOF, Burr-Brown has executed this Amendment on this 18th day of December, 1998.

                              BURR-BROWN CORPORATION

                              By \s\ S.P. Madavi
                                 ---------------
                                   President